DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of the Dreyfus Premier New York Municipal Bond Fund for the 12-month reporting period ended November 30, 1997 as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                    ___________                _______________
           Class A Shares.........................                      7.31%                        4.44%
           Class B Shares.........................                      6.77%                        4.14%
           Class C Shares.........................                      6.50%                        3.90%

ECONOMIC REVIEW
    Almost everything went right for the U.S. economy over the reporting period. In its seventh year of expansion, the economy showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at its lowest level in almost a decade, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems.
If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What is all but certain is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.
    Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by an unemployment rate at a quarter-century low (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy is an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.
    The production side of the economy continued its robust advance. Industrial output rose consistently, and while the factory utilization rate
(a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation. Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.
    The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena. The recent international turbulence underscored the close economic relationships that exist among all countries, particularly in this age of multinational companies and pervasive global capitalism.
MARKET ENVIRONMENT
    The investment landscape has changed considerably since our last communication to shareholders. The U.S. economy continues to expand as exhibited by strengthening employment, personal income and consumer confidence data. Normally, the fixed income markets would be bracing for higher interest rates in anticipation of a Fed tightening of monetary policy.
 We believe the Asian financial crisis will, at least temporarily, keep the monetary authority from taking any actions that could exacerbate the problems abroad. It is still too soon to predict the depth and worldwide impact of the Asian turmoil. Certainly, there will be some economic slowing both in the U.S. and internationally. The markets have concluded that the fallout from developments in Asia will have the same effect as a Fed interest rate hike, as evidenced by the sharp drop in long-term interest rates since the onset of the Asian problems.
    Looking ahead, we believe the climate is still favorable for fixed income investments-and particularly for tax-free bonds. Prices of commodities, including oil and gold, continue to fall. Such activity is considered a harbinger of still lower bond yields. A slowing economy could benefit bonds at the expense of stocks. Many investment strategists are increasing their recommended holdings of bonds while reducing exposure to equities.
    Interest rates have fallen steadily during the last six months and are now more than fifty basis points (one-half of 1%) lower than they were one year ago. This performance is all the more compelling in view of a surge in new bond issuance during 1997. Most of the new-issue sales have occurred in recent months due largely to the considerable drop in rates: issuers have seized this opportunity to fund new infrastructure projects as well as to refinance their outstanding, higher interest rate bonds. We anticipate that there will be a significant slowdown in the pace of debt issuance. This could be occurring just when investor purchases should increase. Our reasoning is largely influenced by the expectation of further economic weakness and the positive impact it might have on bonds.
PORTFOLIO OVERVIEW
    Earlier in the year, the Fund had been managed with a defensive bias, until it was clear that the Fed tightening had been completed. The Fund endeavors to provide an attractive yield and we maintain a core position of high coupon paper to help meet that need. The municipal yield curve has remained relatively flat during this reporting period. The maturities of some holdings were shortened from the 30-year range with only a modest reduction in yield, thereby reducing volatility. This afforded us the flexibility to increase our position in paper with the potential for capital appreciation without significantly extending the duration of the Fund. The demand for high yield paper continues to be very strong in the municipal market: nevertheless, we will continue to incorporate it when possible into the structure of the portfolio. New York issuance, which was limited during the early part of the year, increased considerably during the third and fourth quarters. The total return of 7.31% for Class A Shares for the year ended November 30 compares very favorably to the Lipper New York Municipal Debt Average of 6.73% for the same period.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                          Very truly yours,

                          [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
December 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND                                                                    NOVEMBER 30, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER NEW
YORK MUNICIPAL BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL
BOND INDEX
[Exhibit A:
Dollars
$22,909
Dreyfus Premier New York
Municipal Bond Fund
(Class A Shares)
$22,786
Lehman Brothers Municipal
Bond Index*
*Source: Lehman Brothers]
Average Annual Total Returns
                        Class A Shares                                              Class B Shares
_______________________________________________________        ___________________________________________________________
                                                                                                      % Return Reflecting
                                             % Return                                                Applicable Contingent
                                            Reflecting                                % Return           Deferred Sales
                       % Return Without   Maximum Initial                             Assuming No         Charge Upon
Period Ended 11/30/97   Sales Charge   Sales Charge (4.5%)  Period Ended 11/30/97     Redemption          Redemption*
_____________________  _______________ __________________  ______________________    ______________   ____________________
1 Year                       7.31%           2.51%          1 Year                        6.77%                2.77%
5 Years                      7.33            6.35           From Inception (1/15/93)      6.67                 6.35
10 Years                     9.14            8.64

                        Class C Shares
_______________________________________________________
                                     % Return Reflecting
                                    Applicable Contingent
                        % Return       Deferred Sales
                       Assuming No       Charge Upon
Period Ended 11/30/97  Redemption        Redemption**
_____________________  ___________  ____________________
1 Year                    6.50%            5.50%
From Inception (9/11/95)  6.38             6.38

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier New York Municipal Bond Fund on 11/30/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date.
All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
  The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors can contribute to the Index potentially outperforming the Fund.
 Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                    NOVEMBER 30, 1997

                                                                                                     Principal
Long-Term Municipal Investments-97.2%                                                                 Amount         Value
                                                                                                   ___________    ___________
New York-89.8%
Albany Industrial Development Agency, Lease Revenue:
  (New York State Assembly Building Project) 7.75%, 1/1/2010................                     $     985,000  $   1,126,426
  (New York State Department of Health Building Project) 7.25%, 10/1/2010...                         1,425,000      1,588,590
Housing New York Corp., Local Guaranteed Housing Revenue, Refunding
  5.50%, 11/1/2010..........................................................                         2,650,000      2,702,709
Metropolitan Transportation Authority:
  Commuter Facilities Revenue:
    6.125%, 7/1/2014 (Insured; MBIA) (Prerefunded 7/1/2004) (a).............                         2,990,000      3,322,219
    5.70%, 7/1/2017 (Insured; MBIA).........................................                         5,895,000      6,134,278
    (Grand Central Terminal Project) 5.70%, 7/1/2024 (Insured; FSA).........                           550,000        568,447
  Transit Facilities Revenue:
    6%, 7/1/2016 (Insured; FSA).............................................                         3,000,000      3,231,420
    Refunding 5.25%, 7/1/2017...............................................                        10,000,000      9,725,300
New York City:
  6.75%, 2/1/2009...........................................................                         3,000,000      3,422,940
  5.875%, 8/15/2016.........................................................                         4,900,000      5,050,822
  6%, 2/15/2020.............................................................                         4,500,000      4,657,230
  6.625%, 8/1/2025..........................................................                         5,090,000      5,673,823
  Refunding:
    6.375%, 8/1/2004........................................................                         1,000,000      1,079,370
    6%, 8/1/2017............................................................                         3,000,000      3,130,320
    6%, 8/1/2021............................................................                         4,000,000      4,163,280
    5.875%, 8/1/2024........................................................                         2,000,000      2,053,260
New York City Housing Development Corp., MFHR, Refunding 5.625%, 5/1/2012...                         1,500,000      1,544,655
New York City Industrial Development Agency:
  Civic Facility Revenue:
    (Nightingale-Bamford School Project) 5.85%, 1/15/2020...................                         3,000,000      3,091,320
    (YMCA of Greater New York Project):
      5.80%, 8/1/2016.......................................................                         1,000,000      1,026,440
      8%, 8/1/2016 (Prerefunded 8/1/2001) (a)...............................                         1,500,000      1,717,575
  Special Facility Revenue:
    (American Airlines Inc. Project) 6.90%, 8/1/2024........................                         2,000,000      2,232,320
    (Northwest Airlines Inc.) 6%, 6/1/2027..................................                         1,300,000      1,342,562
    (Terminal One Group Association Project) 6%, 1/1/2019...................                         3,000,000      3,124,560
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue,
  Refunding:
    6%, 6/15/2010...........................................................                         4,100,000      4,482,612
    5%, 6/15/2021 (Insured; FGIC)...........................................                         2,500,000      2,416,025
New York City Transit Finance Authority, Revenue 5%, 8/15/2027..............                         3,500,000      3,368,785
New York State Dormitory Authority, Revenues:
  (Consolidated City University System):
    5.75%, 7/1/2007 (Insured; AMBAC)........................................                         3,150,000      3,420,616
    5.75%, 7/1/2009 (Insured; AMBAC)........................................                         3,000,000      3,270,510
    6.30%, 7/1/2024 (Insured; AMBAC)........................................                           500,000        553,435

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                   NOVEMBER 30, 1997

                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount           Value
                                                                                                      ________       ________
New York (continued)
New York State Dormitory Authority, Revenues (continued):
  (Consolidated City University System) (continued):
    Refunding:
      5.35%, 7/1/2009 (Insured; FGIC).......................................                    $    1,500,000  $   1,565,565
      5.50%, 7/1/2016 (Insured; AMBAC)......................................                         2,200,000      2,258,520
      5.625%, 7/1/2016......................................................                         4,000,000      4,157,120
  Health Hospital and Nursing Home:
    (Department of Health) 5.75%, 7/1/2017..................................                         1,000,000      1,022,230
    (Ideal Senior Living Center Housing Corp.) 5.90%, 8/1/2026 (Insured; MBIA; FHA)                  1,000,000      1,051,840
    (Municipal Health Facilities Improvement Program) 5.50%, 5/15/2024 (Insured; FSA)                1,000,000      1,010,280
    Refunding:
      5.875%, 5/15/2011 (Insured; FGIC).....................................                         5,000,000      5,497,100
      5.50%, 5/15/2013......................................................                         1,500,000      1,554,660
      5.875%, 5/15/2017.....................................................                         2,000,000      2,148,660
New York State Energy Research and Development Authority, Revenue:
  Electric Facilities (Consolidated Edison Co. Project) 7.125%, 12/1/2029...                         5,000,000      5,679,650
  Pollution Control, Refunding (New York State Electric and Gas Corp.)
    6.05%, 4/1/2034 (Insured; MBIA).........................................                           500,000        533,305
New York State Environmental Facilities Corp., PCR (Pilgrim State Sewer
Project)
  6.30%, 3/15/2016..........................................................                         3,000,000      3,317,430
New York State Housing Finance Agency, Revenue:
  Health Facilities, Refunding (New York City) 6%, 11/1/2007................                         4,000,000      4,319,520
  Housing Project Mortgage, Refunding 6.10%, 11/1/2015 (Insured; FSA).......                         2,000,000      2,116,940
  Multi-Family Mortgage 6.35%, 8/15/2023 (Insured; AMBAC; FHA)..............                           500,000        530,125
  Service Contract Obligation:
    6.25%, 9/15/2010........................................................                         3,000,000      3,227,220
    Refunding:
      5.25%, 9/15/2011......................................................                         2,000,000      1,999,840
      5.50%, 9/15/2018......................................................                         4,000,000      3,994,720
New York State Medical Care Facilities Finance Agency, Hospital and Nursing
Home
  FHA Insured Mortgage Revenue:
    6.05%, 2/15/2015........................................................                         3,000,000      3,189,930
    (Montefiore Medical Center) 5.75%, 2/15/2025 (Insured; AMBAC)...........                           500,000        518,775
New York State Mortgage Agency, Homeownership Mortgage Revenue:
  8.05%, 4/1/2022...........................................................                           545,000        574,174
  Refunding 6%, 4/1/2017....................................................                         2,000,000      2,091,980
New York State Thruway Authority, Service Contract Revenue (Local Highway and
Bridge):
  5.75%, 4/1/2016...........................................................                         3,000,000      3,089,310
  Refunding 6%, 4/1/2011....................................................                         5,000,000      5,356,800
New York State Urban Development Corp., Revenue:
  (Alfred Technology Resources Inc. Project) 7.875%, 1/1/2020 (Prerefunded 1/1/2000) (a)             1,000,000      1,093,140
  Correctional Capital Facilities:
    6.10%, 1/1/2011.........................................................                         4,000,000      4,243,080
    5.375%, 1/1/2015........................................................                         2,850,000      2,829,394
    5.70%, 1/1/2016.........................................................                         9,350,000      9,534,289

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                    NOVEMBER 30, 1997

                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount           Value
                                                                                                      ________       ________
New York (continued)
New York State Urban Development Corp., Revenue (continued):
  Correctional Capital Facilities (continued):
    Refunding 6.50%, 1/1/2011 (Insured; FSA)................................                    $    3,190,000 $    3,685,471
    (Onondaga County Convention Project) 7.875%, 1/1/2020 (Prerefunded 1/1/2001) (a)                 1,475,000      1,660,393
Port Authority of New York and Jersey, Special Obligation Revenue
  (JFK International Air Terminal) 5.75%, 12/1/2025 (Insured; MBIA).........                         4,025,000      4,157,946
Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)
  7.55%, 6/1/2007 (LOC; Norstar Bank) (b)...................................                         1,500,000      1,787,160
Triborough Bridge and Tunnel Authority
  Refunding:
    Highway Toll Revenue 6%, 1/1/2012.......................................                         2,000,000      2,214,360
    Lease Revenue (Convention Center Project) 7.25%, 1/1/2010...............                         1,000,000      1,190,100
  Special Obligation 6.25%, 1/1/2012 (Insured; AMBAC).......................                         4,000,000      4,308,760
United Nations Development Corp., Revenue, Refunding 5.50%, 7/1/2017........                         1,865,000      1,866,865
Yonkers 5.50%, 9/1/2012 (Insured; FGIC).....................................                         1,235,000      1,279,287
U.S. Related -7.4%
Guam Airport Authority, Airport Revenue 6.70%, 10/1/2023....................                         2,000,000      2,173,640
Commonwealth of Puerto Rico 6%, 7/1/2026....................................                         5,000,000      5,348,550
Puerto Rico Industrial Medical Educational and Environmental Pollution
Control
  Facilities Financing Authority, HR, Refunding (Saint Luke's Hospital
Project)
    6.25%, 6/1/2010.........................................................                         1,100,000      1,172,952
Puerto Rico Public Buildings Authority, Revenue:
  Government Facilities 5.25%, 7/1/2021 (Guaranteed; Commonwealth of Puerto Rico)                    4,500,000      4,428,000
  Public Education and Health Facilities, Refunding
    5.70%, 7/1/2009 (Guaranteed; Commonwealth of Puerto Rico)...............                         2,235,000      2,401,820
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $192,968,172).......................................................                                     $205,402,750
                                                                                                                =============
Short-Term Municipal Investments-2.8%
New York:
New York State Energy Research and Development Authority, PCR, Refunding,
VRDN
  (New York Electric and Gas Co.) 3.75% (LOC; Union Bank of Switzerland) (b,c)                  $    1,000,000 $    1,000,000
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
  (Versatile Structure) 3.85% (SBPA; Morgan Guaranty Trust Co.) (c).........                         5,000,000      5,000,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $6,000,000).........................................................                                   $    6,000,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0%
  (cost $198,968,172).......................................................        .                          $  211,402,750
                                                                                                                =============

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                          Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SBPA    Standby Bond Purchase Agreement
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _________                      ___________________         _____________________
AAA                                Aaa                            AAA                               27.5%
AA                                 Aa                             AA                                 7.4
A                                  A                              A                                 28.6
BBB                                Baa                            BBB                               31.7
BB                                 Ba                             BB                                  .7
F1                                 MIG1                           SP1                                2.8
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      1.3
                                                                                                   _______
                                                                                                    100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         NOVEMBER 30, 1997
                                                                                                          Cost          Value
                                                                                                     _________      _________
ASSETS:                          Investments in securities-See Statement of Investments           $198,968,172   $211,402,750
                                 Cash.......................................                                           44,140
                                 Interest receivable........................                                        3,776,643
                                 Receivable for shares of Beneficial Interest subscribed                               50,510
                                 Prepaid expenses...........................                                           13,253
                                                                                                                _____________
                                                                                                                  215,287,296
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         94,602
                                 Due to Distributor.........................                                           75,977
                                 Payable for investment securities purchased                                        5,951,552
                                 Payable for shares of Beneficial Interest redeemed                                    66,101
                                 Accrued expenses...........................                                           59,523
                                                                                                                _____________
                                                                                                                    6,247,755
                                                                                                                _____________
NET ASSETS..................................................................                                     $209,039,541
                                                                                                                =============
REPRESENTED BY:                  Paid-in capital............................                                     $193,304,859
                                 Accumulated net realized gain (loss) on investments                                3,300,104
                                 Accumulated gross unrealized appreciation
                                 on investments............................                                        12,434,578
                                                                                                                _____________
NET ASSETS..................................................................                                     $209,039,541
                                                                                                                =============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                           Class A           Class B          Class C
                                                                         __________         __________      __________
Net Assets....................................................           $128,810,674      $80,141,783         $87,084
Shares Outstanding............................................              8,462,933        5,264,195           5,719
NET ASSET VALUE PER SHARE.....................................                 $15.22           $15.22          $15.23
                                                                              =======          =======         =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                           YEAR ENDED NOVEMBER 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $  11,948,198
EXPENSES:                        Management fee-Note 3(a)...................                    $  1,152,287
                                 Shareholder servicing costs-Note 3(c)......                         633,589
                                 Distribution fees-Note 3(b)................                         390,067
                                 Professional fees..........................                          61,828
                                 Registration fees..........................                          35,349
                                 Custodian fees.............................                          22,608
                                 Trustees' fees and expenses-Note 3(d)......                          17,479
                                 Loan commitment fees-Note 2................                           2,116
                                 Prospectus and shareholders' reports.......                           1,763
                                 Miscellaneous..............................                          18,623
                                                                                                ____________
                                       Total Expenses.......................                                           2,335,709
                                                                                                                    ____________
INVESTMENT INCOME-NET.......................................................                                           9,612,489
                                                                                                                    ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $  3,657,396
                                 Net realized gain (loss) on financial futures                      (356,553)
                                                                                                ____________
                                     Net Realized Gain (Loss)...............                                        $  3,300,843
                                 Net unrealized appreciation (depreciation) on investments                             1,895,811
                                                                                                                    ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           5,196,654
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $ 14,809,143
                                                                                                                    ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended          Year Ended
                                                                                           November 30, 1997   November 30, 1996
                                                                                          __________________  __________________
OPERATIONS:
  Investment income-net...............................................                        $    9,612,489      $  10,020,935
  Net realized gain (loss) on investments.............................                             3,300,843             948,259
  Net unrealized appreciation (depreciation) on investments...........                             1,895,811          (1,028,664)
                                                                                               _____________       _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                            14,809,143           9,940,530
                                                                                               _____________       _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares....................................................                            (6,295,888)         (6,921,593)
    Class B shares....................................................                            (3,305,195)         (3,093,704)
    Class C shares....................................................                               (11,406)             (5,638)
  Net realized gain on investments:
    Class A shares....................................................                              (589,099)               ----
    Class B shares....................................................                              (311,285)               ----
    Class C shares....................................................                                (2,253)               ----
                                                                                               _____________       _____________
      Total Dividends.................................................                           (10,515,126)        (10,020,935)
                                                                                               _____________       _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares....................................................                             7,608,273          11,521,767
    Class B shares....................................................                             7,753,909          10,872,905
    Class C shares....................................................                                40,520             473,073
  Dividends reinvested:
    Class A shares....................................................                             4,814,789           5,056,435
    Class B shares....................................................                             2,697,892           2,351,435
    Class C shares....................................................                                 3,651               4,027
  Cost of shares redeemed:
    Class A shares....................................................                           (25,958,621)        (27,212,542)
    Class B shares....................................................                           (13,048,898)         (8,777,575)
    Class C shares....................................................                              (526,877)               ----
  Net assets received in connection with reorganization-Note 1........                            14,070,924                ----
                                                                                               _____________       _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     (2,544,438)         (5,710,475)
                                                                                               _____________       _____________
        Total Increase (Decrease) in Net Assets.......................                             1,749,579          (5,790,880)
NET ASSETS:
  Beginning of Period.................................................                           207,289,962         213,080,842
                                                                                               _____________       _____________
  End of Period.......................................................                          $209,039,541        $207,289,962
                                                                                               =============       =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares
                                                                                ________________________________________
                                                                                      Year Ended          Year Ended
                                                                                   November 30, 1997   November 30, 1996
                                                                                  __________________   _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.......................................................                       515,255             786,787
    Shares issued in connection with reorganization-Note 1............                       308,412                 ---
    Shares issued for dividends reinvested............................                       324,141             345,086
    Shares redeemed...................................................                    (1,748,284)         (1,861,748)
                                                                                          __________          __________
                                 Net Increase (Decrease) in Shares Outstanding              (600,476)           (729,875)
                                                                                          ==========          ==========
    Class B
    ________
    Shares sold.......................................................                       523,936             740,327
    Shares issued in connection with reorganization-Note 1............                       658,559                 ---
    Shares issued for dividends reinvested............................                       181,383             160,501
    Shares redeemed...................................................                      (877,393)           (601,695)
                                                                                          __________          __________
                                 Net Increase (Decrease) in Shares Outstanding               486,485             299,133
                                                                                          ==========          ==========
    Class C
    ________
    Shares sold.......................................................                         2,717              32,116
    Shares issued in connection with reorganization-Note 1............                         6,355                 ---
    Shares issued for dividends reinvested............................                           247                 276
    Shares redeemed...................................................                       (36,061)                ---
                                                                                          __________          __________
                                 Net Increase (Decrease) in Shares Outstanding               (26,742)             32,392
                                                                                          ==========          ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                               ______________________________________________________
                                                                               Year Ended November 30,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995         1994       1993
                                                               ______       ______      ______       ______     ______
    Net asset value, beginning of period.........              $14.94      $14.93       $13.01       $14.97     $13.97
                                                               ______       ______      ______       ______     ______
    Investment Operations:
    Investment income-net........................                 .71       .73            .75          .75        .80
    Net realized and unrealized gain (loss)
      on investments.............................                 .35       .01           1.92        (1.86)      1.00
                                                               ______    ______         ______       ______     ______
    Total from Investment Operations.............                1.06       .74           2.67        (1.11)      1.80
                                                               ______    ______         ______       ______     ______
    Distributions:
    Dividends from investment income-net.........                (.71)     (.73)          (.75)        (.75)      (.80)
    Dividends from net realized gain on investments              (.07)        -              -         (.10)         -
                                                               ______    ______         ______       ______     ______
    Total Distributions..........................                (.78)     (.73)          (.75)        (.85)      (.80)
                                                               ______    ______         ______       ______     ______
    Net asset value, end of period...............              $15.22    $14.94         $14.93       $13.01     $14.97
                                                               ======    ======         ======       ======     ======
TOTAL INVESTMENT RETURN*.........................                7.31%     5.17%         20.93%       (7.76%)    13.16%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .92%      .92%           .94%         .89%       .78%
    Ratio of net investment income
      to average net assets......................                4.78%     4.99%          5.27%        5.25%      5.41%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -         -              -          .04%       .18%
    Portfolio Turnover Rate......................               74.84%    53.74%         74.11%       31.76%     19.55%
    Net Assets, end of period (000's Omitted)....            $128,811  $135,413       $146,207     $137,978   $164,046
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                               ______________________________________________________
                                                                               Year Ended November 30,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997      1996           1995         1994       1993(1)
                                                               ______    ______         ______       ______     ______
    Net asset value, beginning of period.........              $14.94   $14.93          $13.02       $14.97     $14.04
                                                               ______    ______         ______       ______     ______
    Investment Operations:
    Investment income-net........................                 .63       .65            .67          .67        .62
    Net realized and unrealized gain (loss)
      on investments.............................                 .35       .01           1.91        (1.85)       .93
                                                               ______    ______         ______       ______     ______
    Total from Investment Operations.............                 .98       .66           2.58        (1.18)      1.55
                                                               ______    ______         ______       ______     ______
    Distributions:
    Dividends from investment income-net.........                (.63)     (.65)          (.67)        (.67)      (.62)
    Dividends from net realized gain on investments              (.07)        -              -         (.10)         -
                                                               ______    ______         ______       ______     ______
    Total Distributions..........................                (.70)     (.65)          (.67)        (.77)      (.62)
                                                               ______    ______         ______       ______     ______
    Net asset value, end of period...............              $15.22    $14.94         $14.93       $13.02     $14.97
                                                               ======    ======         ======       ======     ======
TOTAL INVESTMENT RETURN(2).......................                6.77%     4.61%         20.20%       (8.20%)    12.78%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.44%     1.44%          1.46%        1.44%      1.34%(3)
    Ratio of net investment income
      to average net assets......................                4.26%     4.45%          4.72%        4.70%      4.41%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -         -              -          .04%       .16%(3)
    Portfolio Turnover Rate......................               74.84%    53.74%         74.11%       31.76%     19.55%
    Net Assets, end of period (000's Omitted)....             $80,142   $71,392        $66,873      $52,970    $45,101
(1)    From January 15, 1993 (commencement of initial offering) to November 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class C Shares
                                                                                       ______________________________
                                                                                           Year Ended November 30,
                                                                                       ______________________________
PER SHARE DATA:                                                                           1997        1996       1995(1)
                                                                                        ______      ______      _____
    Net asset value, beginning of period..................................              $14.95      $14.93     $14.61
                                                                                        ______      ______      _____
    Investment Operations:
    Investment income-net.................................................                .60          .62        .14
    Net realized and unrealized gain (loss)
      on investments......................................................                 .35         .02        .32
                                                                                        ______      ______      _____
    Total from Investment Operations......................................                .95         .64         .46
                                                                                        ______      ______      _____
    Distributions:
    Dividends from investment income-net..................................                (.60)       (.62)      (.14)
    Dividends from net realized gain on investments.......................                (.07)          -          -
                                                                                        ______      ______      _____
    Total Distributions...................................................                (.67)       (.62)      (.14)
                                                                                        ______      ______      _____
    Net asset value, end of period........................................              $15.23      $14.95     $14.93
                                                                                        ======      ======     ======
TOTAL INVESTMENT RETURN(2)................................................                6.50%       4.43%      14.19%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                1.69%       1.59%      1.74%(3)
    Ratio of net investment income
      to average net assets...............................................                4.08%       3.98%      4.00%(3)
    Portfolio Turnover Rate...............................................               74.84%      53.74%     74.11%
    Net Assets, end of period (000's Omitted).............................                 $87        $485         $1
(1)    From September 11, 1995 (commencement of initial offering) to November 30, 1995.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier New York Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Fund's Board of Trustees approved, subject to approval by the shareholders of the New York Series of the Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-New York Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-New York Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-New York Series on March 25, 1997, and was consummated after the close of business on April 1, 1997 at which time 350,532 Class A shares valued at $12.71 per share, 748,013 Class B shares valued at $12.73 per share, and 7,218 Class C shares valued at $12.73 per share, representing combined net assets of $14,070,924 (including $27,912 net unrealized appreciation on investments) were exchanged by DPIMBF-New York Series for the respective number of Class A, Class B and Class C shares of the Fund.
    On January 8, 1997, the Fund's Trustees approved a change to the Fund's name from "Premier New York Municipal Bond Fund" to "Dreyfus Premier New York Municipal Bond Fund" which became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for
DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended November 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $5,891 during the period ended November 30, 1997 from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended November 30, 1997, the Fund was charged $387,973 and $2,094, respectively, for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1997, the Fund was charged $329,082, $193,987 and $698, respectively, for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $99,819 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended November 30, 1997, amounted to $152,223,784 and $151,813,300 respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consists of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At November 30, 1997, there were no financial futures contracts outstanding.
    At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier New York Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New York Municipal Bond Fund at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[Ernst & Young LLP signature logo]

New York, New York
January 8, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended November 30, 1997:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and
    -the Fund hereby designates $.0639 per share paid as a long-term capital gain distribution of the $.0651 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gain distributions paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PREMIER NEW YORK
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                       021/611AR9711
Registration Mark
[Dreyfus logo]
Annual Report
Dreyfus Premier
New York Municipal
Bond Fund
November 30, 1997
Registration Mark